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                                                                   Exhibit 10.10

                           STORE GUARANTORS' GUARANTY
                           --------------------------

          This STORE GUARANTORS' GUARANTY (as it may be amended, supplemented or otherwise modified from time to time, this "Guaranty") is dated as of May 25, 1996, by BERMANS, THE LEATHER EXPERTS, INC., a Delaware corporation ("Bermans"), WILSONS HOUSE OF SUEDE, INC., a California corporation ("House of Suede"), GODSONS TANNERY WEST, INC., a California corporation ("Tannery"), the GEORGETOWN SUBSIDIARIES (the "Georgetown Subsidiaries") that are signatories hereto and the INDIVIDUAL STORE SUBSIDIARIES (the "Individual Store Subsidiaries") that are signatories hereto (Bermans, House of Suede, Tannery, the Georgetown Subsidiaries and the Individual Store Subsidiaries are individually referred to as a "Guarantor" and together as the "Guarantors"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent ("Agent") on its behalf and for the ratable benefit of the Lenders.

          WHEREAS, Agent and the Lenders have entered into that certain Credit Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with Wilsons Leather Holdings Inc., a Minnesota corporation ("Borrower"), and certain of Borrower's corporate Affiliates;

          WHEREAS, Borrower will become liable for the Obligations, including, without limitation, loans and other financial accommodations from the Lenders (including Agent in its individual capacity) under the Credit Agreement;

          WHEREAS, the Guarantors will derive substantial direct and indirect benefit and advantage from the financial accommodations to Borrower set forth in the Credit Agreement, including the loans and advances made to Borrower thereunder, and it will be to the Guarantor's direct and indirect interest and economic benefit to assist Borrower in procuring such financial accommodations from the Lenders; and

          WHEREAS, a condition to Agent and the Lenders entering into the Credit Agreement is that the Guarantors execute and deliver this Guaranty;

          NOW, THEREFORE, in consideration of the premises and in order to induce Agent and the Lenders to enter into the Credit Agreement and the Lenders to make loans thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree as follows:

          SECTION 1.  Definitions.
                      -----------

          Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to such terms in Schedule A to the Credit Agreement.

          SECTION 2.  Guaranty of Payment.
                      -------------------

          (a) The Guarantors hereby absolutely and unconditionally guarantee the full and prompt payment to Agent, for its benefit and the ratable benefit of the Lenders, when due,
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whether upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all existing and future Obligations.

          (b) The Guarantors acknowledge that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by the Lenders to Borrower, any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any purchase of Borrower's assets by the Lenders; or any other valuable consideration.

          (c) The Guarantors agree that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for the Obligations.

          SECTION 3.  Costs and Expenses.
                      ------------------

          The Guarantors agree to pay on demand, if not paid by Borrower, all costs and expenses of every kind incurred by Agent or the Lenders: (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from Borrower or the Guarantors, (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Obligations and (d) for any other purpose related to the Obligations or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by Agent or, to the extent provided in the Credit Agreement, any Lender in retaining counsel for advice, suit, appeal any insolvency or other proceedings under the United States Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

          SECTION 4.  Nature of Guaranty: Continuing, Absolute and Unconditional
                      ----------------------------------------------------------

          (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, independent of and in addition to any other guaranty, endorsement, collateral or other agreement held by Agent or the Lenders therefor or with respect thereto, whether or not furnished by the Guarantors. The obligations of the Guarantors to repay the Obligations hereunder shall be unlimited.

          (b) Until the Obligations have been paid in full, the Guarantors shall have no right, claim or remedy of subrogation, reimbursement, contribution or any similar rights against Borrower or any other guarantor with respect to the Obligations and hereby waive any right to enforce any remedy which Agent or any Lender now has or may hereafter have against Borrower, any endorser or any other guarantor of all or any part of the Obligations, and the Guarantors hereby waive any benefit of, and any right to participate in, any security or collateral given to Agent, on behalf of the Lenders, to secure payment of the Obligations or any part thereof or any other liability of Borrower to Agent or the Lenders. If any amount shall be paid to the Guarantors on account of any payment made hereunder at any time when the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Agent and the Lenders and shall forthwith be paid to Agent to be credited and applied, whether the Obligations are matured or unmatured, in accordance with the terms of the Credit Agreement. The Guarantors authorize Agent, on behalf of the Lenders, to take any action or exercise any remedy with respect to the Collateral which Agent, on behalf of the Lenders, in its sole discretion shall determine, without

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notice to the Guarantors.  The Guarantors further agree that any and all claims of any Guarantor against Borrower, any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, whether arising by reason of any payment by any Guarantor to Agent, on behalf of the Lenders, pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full of any and all principal and interest, all fees, all reasonable costs of collection (including reasonable attorneys' fees and time charges) and any other liabilities or obligations owing to the Lenders by Borrower which may arise either with respect to or on any note, instrument, document item, agreement or other writing heretofore, now or hereafter delivered to any Lender or Agent. In the event Agent, on behalf of the Lenders, in its sole discretion elects to give notice of any action with respect to the Collateral securing the Obligations or any part thereof, ten (10) days' written notice mailed to the Guarantors by ordinary mail at the address shown hereon shall be deemed reasonable notice of any matters contained in such notice. The Guarantors consent and agree that Agent, on behalf of the Lenders, shall be under no obligation to marshal! any assets in favor of the Guarantors or against or in payment of any or all of the Obligations.

          (c) For the further security of the Lenders and without in any way diminishing the liability of the Guarantors, following the occurrence of an Event of Default and acceleration of the Obligations of Borrower, all debts and liabilities, present or future of Borrower to any Guarantor and all monies received from Borrower or for its account by any Guarantor in respect thereof shall be received in trust for the Lenders and forthwith upon receipt shall be paid over to Agent, for the benefit of the Lenders, until all of such Obligations have been paid in full.

          (d) This Guaranty and the Guarantors' obligations hereunder are absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantors to be the final, complete and exclusive expression of the guaranty agreement between the Guarantors and Agent, on behalf of the Lenders. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of Agent, on its behalf and the ratable benefit of the Lenders.

          SECTION 5.  Certain Rights and Obligations.
                      ------------------------------

          (a) The Guarantors authorize Agent and the Lenders, without notice, demand or any reservation of rights against the Guarantors and without impairing or affecting the validity or enforceability of this Guaranty or the Guarantors' obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to Borrower or others; (ii) to accept from any Person and hold collateral for the payment of the Obligations or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof;
(iii) to accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof, and to discharge, release or substitute any such obligation of any such endorser or guarantor, or any Person who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other Person in any way obligated to pay the Obligations or any part thereof, and to enforce or refrain from

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enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor or Person; (iv) to dispose of any and all Collateral securing the Obligations in any manner as Agent or the Lenders, in their sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Agent or the Lenders, in their sole discretion may determine; (v) except as otherwise provided in the Credit Agreement, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal interest, fees, costs and expenses, or otherwise) including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Obligations even though the Lenders might lawfully have elected to apply such payments to the Obligations or to amounts which are not covered by this Guaranty; and (vi) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Agent or the Lenders, in their sole discretion, may deem appropriate and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of the Guarantors as guarantors or sureties in whole or in part, and in no case shall Agent or the Lenders be responsible or shall the Guarantors be released either in whole or in part for any act or omission in connection with Agent or the Lenders having sold any security at an under value.

          (b) If any default shall be made in the payment of any of the Obligations and any grace period has expired with respect thereto, the Guarantors hereby agree to pay the same in full to the extent hereinafter provided: (i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of Borrower; (ii) without requiring presentment, protest or notice of nonpayment or notice of default to any Guarantor, to Borrower or to any other Person; (iii) without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of Borrower; (iv) without requiring Agent or the Lenders to resort first to Borrower (this being a guaranty of payment and not of collection) or to any other guarantor or any other Person obligated with respect to the Obligations or any collateral which the Lenders may hold; (v) without requiring notice of acceptance hereof or assent hereto by Agent or the Lenders; and (vi) without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by Agent or the Lenders upon this Guaranty; all of which the Guarantors hereby waive.

          (c) This Guaranty and the Guarantors' obligation hereunder shall at all times be valid and enforceable and shall not be impaired or affected by any other agreements or circumstances of any nature whatsoever which otherwise constitute a defense to this Guaranty, including, without limitation, any of the following, all of which the Guarantors hereby waive: (i) any failure or omission to perfect or continue the perfection of any security interest in or other lien on, or preserve rights to, any collateral securing payment of any of the Obligations or the Guarantors' obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien or guaranty of the Obligations; (iii) any failure or omission to protect, preserve or insure any such collateral; (iv) failure of any Guarantor to receive notice of any intended disposition of such collateral; (v) any defense arising by reason of the cessation from any cause whatsoever of liability of Borrower including, without limitation, any failure, negligence or omission by Agent or the Lenders in

                                       4
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enforcing their claims against Borrower; (vi) any waiver of any right, remedy or power or of any default with respect to the Obligations or any part thereof or any release, settlement or compromise of any obligation of Borrower; (vii) the invalidity or unenforceability of any of the Obligations or the invalidity or unenforceability of any agreement relating thereto or with respect to any collateral securing the Obligations or any part thereof; (viii) any change of ownership of Borrower or the insolvency, bankruptcy or any other change in the legal status of Borrower; (ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations; (x) the existence of any claim, setoff or other right which the Guarantors may have at any time against Agent, any Lender, Borrower or any other guarantor in connection herewith or any unrelated transaction; (xi) the failure of Borrower or the Guarantors to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Obligations or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Obligations or this Guaranty; (xii) Agent's election, on behalf of the Lenders, in any case instituted under chapter 11 of the United States Bankruptcy Code, of the application of section 1111(b)(2) of the United States Bankruptcy Code; (xiii) any borrowing, use of cash collateral, or grant of a security interest by Borrower, as Borrower in possession, under section 363 or 364 of the United States Bankruptcy Code; (xiv) the disallowance of all or any portion of any of the Lenders' claims for repayment of the Obligations under section 502 or 506 of the United States Bankruptcy Code; or
(xv) any other fact or circumstance which might otherwise constitute grounds at law or in equity for the discharge or release of any Guarantor from its obligations hereunder, all whether or not the Guarantors shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xv) of this subsection 5(c). It is agreed that the Guarantors' liability hereunder is independent of any other guaranties or other obligations at any time in effect with respect to the Obligations or any part thereof and that the Guarantors' liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by Borrower of the Obligations in the manner agreed upon between the Lenders and Borrower.

          (d) Credit may be granted or continued from time to time by the Lenders to Borrower without notice to or authorization from the Guarantors regardless of Borrower's financial or other condition at the time of any such grant or continuation. Neither Agent nor any Lender shall have an obligation to disclose or discuss with the Guarantors its assessment of the financial condition of Borrower.

          SECTION 6.  Representations and Warranties.
                      ------------------------------

          The Guarantors represent and warrant that:

          (a) Existence. The Guarantors and their Subsidiaries (i) are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation and have been duly qualified to conduct business and are in good standing in each other jurisdiction where ownership or lease of property or the conduct of their business require such qualification except where the failure to so qualify would not have a Material Adverse

                                       5
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Effect; (ii) have the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate their properties, to lease the property they operate under lease and to conduct their business as now, heretofore and proposed to be conducted; (iii) have all material licenses, permits, consents or approvals from or by, and have made all filings with, and have given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct;
(iv) are in compliance with their respective certificate or articles of incorporation and bylaws; and (v) are in compliance with all applicable provisions of law except where the failure to so be in compliance would not have a Material Adverse Effect.

          (b) Authority. The Guarantors have full power, authority and legal right to enter into this Guaranty and the other Loan Documents to which they are parties. The execution, delivery and performance by the Guarantors of this Guaranty and such other Loan Documents: (i) have been duly authorized by all necessary action on the part of the Guarantors; (ii) are not in contravention of the teens of each Guarantor's respective certificate of incorporation or bylaws or of any indenture, agreement or undertaking to which each Guarantor is a party or by which each Guarantor or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval or the consent of any other Person that has not been obtained; (iv) do not and will not contravene any contractual or governmental restriction to which any Guarantor or any of its property may be subject; and (v) do not and will not, except as contemplated herein, result in the imposition of any Lien upon any property of any Guarantor under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which any Guarantor is a party or by which any Guarantor or any of its property may be bound or affected.

          (c) Binding Effect. This Guaranty and all of the other Loan Documents to which the Guarantors are a party have been duly executed and delivered by each Guarantor, are the legal, valid and binding obligations of each Guarantor and are enforceable against each Guarantor in accordance with their terms.

          (d) Negative Pledge. The Guarantors are not a party to or bound by any indenture, contract, instrument or other agreement which prohibits the creation, incurrence or sufferance to exist of any Lien upon its property, except the Loan Documents and the Subordinated Note.

          (e) Survival of Representations and Warranties. All representations and warranties contained in this Guaranty or any of the other Loan Documents to which the Guarantors are a party shall survive the execution and delivery of this Guaranty and the termination hereof.

          (f) The Guarantors ratify and confirm the representations and warranties made with respect to them in Section 3 of the Credit Agreement, which are incorporated herein by reference.

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          SECTION 7.  Covenants.
                      ---------

          The Guarantors covenant that until the Obligations are paid in full they shall perform, comply with and be bound by all of the terms and conditions set forth in the Credit Agreement which relate to the Guarantors, including, without limitation, Schedule E thereto, with such terms and conditions being incorporated in this Guaranty by reference and shall cause Borrower to comply with all covenants set forth in the Credit Agreement.

          SECTION 8.  Termination.
                      -----------

          This Guaranty shall remain in full force and effect until all of the Obligations shall be finally and irrevocably paid in full and the Obligations under the Credit Agreement shall have been terminated. Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty. The Guarantors further agree that, to the extent that Borrower makes a payment or payments to Agent or any of the Lenders on the Obligations, or Agent or the Lenders receive any proceeds of Collateral securing the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to Borrower, its estate, trustee, receiver, Borrower in possession or any other Person, including, without limitation, any guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Agent's or the Lenders' rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

          SECTION 9.  Guaranty of Performance.
                      -----------------------

          The Guarantors also guarantee the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by any Guarantor or Borrower to Agent or the Lenders. Every provision for the benefit of Agent or the Lenders contained in this Guaranty shall apply to the guaranty of performance given in this Section 9.

          SECTION 10.  Taxes.
                       -----

          All payments hereunder shall be made without any counterclaim or setoff, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature other than taxes imposed on the net income of Agent or a Lender ("Taxes"), which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by the Guarantors. If for any reason, any such reduction is made or any Taxes are paid by the Lender, the Guarantors will pay to Agent, for the benefit of the Lenders, such additional amounts as may be necessary to ensure that Agent, and the Lenders receive the same net amount which they would have received had no reduction been made or Taxes paid.

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          SECTION 11.  Cross Guaranty.
                       --------------

          (a) Cross-Guaranty. Notwithstanding any provision herein contained to the contrary, each Guarantor's liability under this Guaranty shall be limited to an amount not to exceed as of any date of determination the greater of:

               (i) the net amount of all intercompany loans advanced to such Guarantor by Borrower or otherwise transferred to such Guarantor, or

               (ii) the amount which could be claimed by Agent and the Lenders from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from the other Guarantors under Section 11(b) hereof.

          (b)  Contribution with Respect to Guaranty Obligations.

               (i) To the extent that any Guarantor shall make a payment under this Guaranty of all or any of the Obligations (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently, made by the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's Allocable Amounts (as defined below) (in effect immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of the Guarantors in effect immediately prior to the making of such Guarantor Payment, then such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

               (ii) As of any date of determination, the "Allocable Amount"-of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor hereunder without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

               (iii) This Section 11(b) is intended only to define the relative rights of the Guarantors and nothing set forth in this Section 11(b) is intended to or shall impair the obligations of Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

               (iv) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of any Guarantor to which such contribution and indemnification is owing.

                                       8
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          SECTION 12.  Security.
                       --------

          To secure payment of the Guarantors' obligations under this Guaranty, concurrently with the execution of this Guaranty, the Guarantors are entering into a Security Agreement pursuant to which they have granted to Agent a security interest in all or substantially all of their respective personal property other than fixtures and equipment.

          SECTION 13.  Miscellaneous.
                       -------------

          (a) In addition to and without limiting any other right, power or remedy of Agent or any Lender, whenever Agent or the Lenders have the right to declare any of the Obligations to be immediately due and payable (whether or not it has been so declared), the Lenders at their sole election without notice to the Guarantors may appropriate and setoff against the Obligations: (i) any and all indebtedness or other monies due or to become due to any Guarantor by Agent or the Lenders in any capacity; and (ii) any monies, credits or other property belonging to any Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of Agent or any of the Lenders, or any affiliate of Agent or any of the Lenders, whether for deposit or otherwise, whether or not the Obligations or the obligation to pay such monies owed by Agent or the Lenders is then due, and Agent on behalf of the Lenders, is hereby granted a security interest in and Lien upon such monies, credits and other property. Agent or the Lenders shall be deemed to have exercised such right of set-off immediately at the time of such election even though any charge therefor is made or entered on Agent's or the Lenders' records subsequent thereto.

          (b) In the event that acceleration of the time for payment of any of the Obligations is stayed, upon the insolvency, bankruptcy or reorganization of Borrower, or otherwise, all such amounts shall nonetheless be payable by the Guarantors forthwith upon demand by Agent, on behalf of the Lenders.

          (c) No delay on the part of Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent or any Lender of any right, power or remedy shall preclude any further exercise thereof; nor shall any amendment, supplement, modification or waiver of any of the terms or provisions of this Guaranty be binding upon Agent or the Lenders, except as expressly set forth in a writing duly signed and delivered by Agent. The failure by Agent or any Lender at any time or times hereafter to require strict performance by Borrower or any Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, indenture, guaranty, instrument or document now or at any time or times hereafter executed by Borrower or any Guarantor and delivered to Agent or any Lender shall not waive, affect or diminish any right of Agent or any Lender at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of Agent or any Lender, their agents, officers or employees, unless such waiver is contained in an instrument in writing duly signed and delivered by Agent and/or the Lenders, as the case may be. No waiver by Agent or the Lenders of any default shall operate as a waiver of any other default hereunder or the same default on a future occasion, and no action by Agent or the Lenders permitted hereunder shall in any way affect or impair Agent's or any Lender's rights, powers or the obligations of any

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Guarantor under this Guaranty.  Any determination by a court of competent jurisdiction of the amount of any Obligations owing by Borrower to the Lenders shall be conclusive and binding on the Guarantors irrespective of whether Borrower was a party to the suit or action in which such determination was made. The rights and remedies of Agent and the Lenders hereunder are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

          (d) This Guaranty shall bind each Guarantor and the successors and assigns of each Guarantor and shall inure to the benefit of Agent and the Lenders and their successors and assigns. All references herein to Borrower shall be deemed to include its successors and assigns including, without limitation, a receiver, trustee or Borrower in possession of or for Borrower.

          (e) Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

          (f) Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Guaranty, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (g) It is understood that while the amount of the Obligations is not limited, if, in any action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally, this Guaranty would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action of the Guarantors, the Lenders, Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

          (h) This Guaranty sets forth the entire understanding and agreement of the Guarantors and Agent with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

          (i) The Guarantors agree to pay all costs, reasonable fees and expenses (including reasonable attorneys' fees) incurred by Agent or the Lenders after a default by any Guarantor under this Guaranty.

          (j) THE GUARANTORS AND AGENT HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, CITY OF CHICAGO, ILLINOIS, AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS TO WHICH THE GUARANTORS ARE A PARTY SHALL BE LITIGATED IN SUCH COURTS, AND THE GUARANTORS AND AGENT

WAIVE ANY OBJECTION WHICH THEY MAY HAVE BASED ON IMPROPER VENUE OF FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED OR CERTIFIED MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH IN SECTION 13 HEREOF AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING CONTAINED IN THIS SECTION 12 SHALL AFFECT THE RIGHT OF AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTORS IN TEE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO ENFORCE ITS LIENS AGAINST ASSETS LOCATED IN SUCH JURISDICTION.

          (k) THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED UNDER AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

          SECTION 14.  Notices.
                       -------

          Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail certified or registered and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 5:00 p.m. (Chicago time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two Business Days after delivery to such courier properly addressed; or (d) if by United States mail, four Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

          Notices shall be addressed as follows:

          (a)  If to the Guarantors:

               Wilsons House of Suede, Inc. as agent for the Store Guarantors:
               400 Highway 169 South, Suite 600
               Minneapolis, Minnesota 55426
               Attention:  _____________________
               Telecopy:   _____________________

               with a copy to:

               Faegre & Benson
               2200 Norwest Center
               Minneapolis, Minnesota 55402

               Attention:  Susan Jacobson
               Telecopy:   (612) 336-3026

          (b)  If to Agent:

               General Electric Capital Corporation
               105 West Madison Street Suite 1600
               Chicago, Illinois 60602
               Attention:  Wilsons Leather Account Manager
               Telecopy:   (312) 419-5957

               with copies to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601
               Attention:  David G. Crumbaugh
               Telecopy:   312/558-5700

               and

               General Electric Capital Corporation
               210 High Ridge Road
               Stamford, Connecticut 06927
               Attention:  Corporate Counsel
               Telecopy:   203/316-7889

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 13. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

          SECTION 15.  Waivers.
                       -------

          (a) THE GUARANTORS WAIVE THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

          (b) IN THE EVENT OF A DEFAULT UNDER THE CREDIT AGREEMENT, THE GUARANTORS HEREBY WAIVE ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY AGENT OR THE LENDERS OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE GUARANTORS ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY COUNSEL OF THEIR CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

          (c) THE GUARANTORS AND AGENT ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF AGENT OR THE LENDERS.

          (d) THE GUARANTORS ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY RIGHT TO ASSERT ANY DEFENSE (OTHER THAN PAYMENT), SETOFF, COUNTERCLAIM OR CROSSCLAIM OF ANY NATURE WHATSOEVER WITH RESPECT TO THIS GUARANTY OR THE OBLIGATIONS OF ANY GUARANTOR HEREUNDER OR THE OBLIGATIONS OF ANY OTHER PERSON OR PARTY (INCLUDING BORROWER) RELATING TO THIS GUARANTY, THE OBLIGATIONS OR THE OBLIGATIONS OF ANY GUARANTOR IN ANY ACTION OR PROCEEDING BROUGHT BY THE LENDERS TO COLLECT THE OBLIGATIONS OR TO ENFORCE THE OBLIGATIONS OF ANY GUARANTOR.

                            [signature pages follow]

          IN WITNESS WHEREOF, this Guaranty has been executed as of the day first written above.

                              ACADIANA MALL WILSONS, INC.

                              ANNAPOLIS WILSONS, INC.

                              ANTELOPE VALLEY WILSONS, INC.

                              ARDEN FAIR WILSONS, INC.

                              ARSENAL WILSONS, INC.

                              ATLANTA AIRPORT CONCOURSE T WILSON, INC.

                              AUBURN-MAINE WILSONS,-INC.

                              AUBURN WILSONS, INC.

                              AUGUSTA MALL WILSONS, INC.

                              AVENUE OF THE AMERICAS WILSONS, INC.

                              BALDWIN HILLS WILSONS, INC.

                              BANGOR MALL WILSONS, INC.

                              BARTON CREEK WILSONS, INC.

                              BAYSHORE REASONS, INC.

                              BAYSHORE (CA) WILSONS, INC.

                              BAYSIDE TANNERY WEST, INC.

                              BEAVER VALLEY WILSONS, INC.

                              BELLEVUE BERMANS INC.

                              BELLIS FAIR WILSONS, INC.

                              BERKSHIRE WILSONS, INC.

                              BERMANS, THE LEATHER EXPERTS, INC.

                              BIRCHWOOD MALL WILSONS, INC.

                              BOISE WILSONS, INC.

                              BOULDER WILSONS, INC.

                              BOULEVARD MALL WILSONS, INC.

                              BRAINTREE TANNERY WEST, INC.

                              BRIARWOOD WILSONS, INC.

                              BRIDGEWATER COMMONS WILSONS, INC.

                              BRUNSWICK SQUARE WILSONS, INC.

                              BUCKLAND HILLS PELLE CUIR, INC.

                              BURLINGTON WILSONS, INC.

                              BURTON WILSONS, INC.

                              CAMBRIDGE GALLERIA WILSONS, INC.

                              CAPITOL COURT WILSONS, INC.

                              CARBONDALE IL WILSONS, INC.

                              CAROLINA PLACE WILSONS, INC.

                              CARSON WILSONS, INC.

                              CARY TOWN WILSONS, INC.

                              CASCADE MALL WILSONS, INC.

                              CENTURY CITY WILSONS, INC.

                              CHAMPLAIN CENTRE WILSONS, INC.

                              CHARLESTON CENTER WILSONS, INC.

                              CHARLESTOWNE WILSONS, INC.

                              CHAUTAUQUA WILSONS, INC.

                              CHERRY HILL WILSONS, INC.

                              CHICAGO RIDGE WILSONS, INC.

                              CHICAGO YARD WILSONS, INC.

                              CHRISTIANA WILSONS, INC.

                              CHULA VISTA WILSONS, INC.

                              CEILO VISTA WILSONS, INC.

                              CLERMONT COUNTY WILSONS, INC.

                              COLONIE WILSONS, INC.

                              CONCOURSE A WILSONS, INC.

                              CORONADO WILSONS, INC.

                              CORTANA MALL WILSONS, INC.

                              COUNCIL BLUFFS WILSONS, INC.

                              COUNTY FAIR WEAPONS, INC.

                              CROSS COUNTY WILSONS, INC.

                              CROSS CREEK MALL WILSONS, INC.

                              CROSSROADS WILSONS, INC., A NEVADA CORPORATION

                              CROSSROADS WILSONS, INC., A UTAH CORPORATION

                              CRYSTAL WATERFORD WILSONS, INC.

                              CUMBERLAND WILSONS, INC.

                              DAKOTA SQUARE WILSONS, INC.

                              DANBURY FAIR WILSONS, INC.

                              DEL AMO BERMANS, INC.

                              EASTFIELD WILSONS, INC.

                              EASTLAND MALL WILSONS, INC.

                              EASTLAND (MICH.) WILSONS, INC.

                              EASTPOINT WILSONS, INC.

                              EASTVIEW WILSONS, INC.

                              EMERALD SQUARE WILSONS, INC.

                              ESCONDIDO WILSONS, INC.

                              FAIRLANE WILSONS, INC.

                              FASHION PLACE WILSONS, INC.

                              FASHION SQUARE-SAGINAW WILSONS, INC.

                              FLATBUSH WILSONS, INC.

                              FOOTHILLS WILSONS, INC.

                              FORD CITY PELLE CUIR, INC.

                              FOUR SEASONS WILSONS, INC.

                              FOX RUN WILSONS, INC.

                              FRANKLIN MILLS BERMANS OUTLET, INC.

                              GARDEN STATE TANNERY WEST, INC.

                              GENESEE VALLEY WILSONS, INC.

                              GOLF MILL WILSONS, INC.

                              GOVERNOR'S SQUARE WILSONS, INC.

                              GRAND RAPIDS WILSONS, INC.

                              GRAND TRAVERSE WILSON, INC.

                              GREAT MALL SNYDER LEATHER OUTLET, INC.

                              GREAT NORTHWEST BERMANS OUTLET, INC.

                              GREEN ACRES WILSONS, INC.

                              GURNEE MILLS BERMANS OUTLET, INC.

                              GWINNETT PLACE WILSONS, INC.

                              HAMILTON PLACE WILSONS, INC.

                              HAMILTON WILSONS, INC.

                              HANES MALL WILSONS, INC.

                              HANFORD WILSONS, INC.

                              HARRISBURG WILSONS, INC.

                              HARTSFIELD ATRIUM WILSONS, INC.

                              HAYWOOD WILSONS, INC.

                              HENRIETTA WILSONS, INC.

                              HICKORY RIDGE BERMANS, INC.

                              HOLYOKE WILSONS, INC.

                              HULEN MALL WILSONS, INC.

                              HUNTINGTON-WEST VA. WILSONS, INC.

                              INGRAM PARK WILSONS, INC.

                              IRONDEQUOIT WILSONS, INC.

                              IRVING WILSONS, INC.

                              JANESVILLE WILSONS, INC.

                              JEFFERSON YORKTOWN WILSONS, INC.

                              KELSO WILSONS, INC.

                              KENWOOD WILSONS, INC.

                              KING OF PRUSSIA WILSONS, INC.

                              KITSAP MALL WILSONS, INC.

                              LAKEVIEW SQUARE WILSONS, INC.

                              LAKEWOOD WILSONS, INC.

                              LANDMARK CENTER (VA) WILSONS, INC.

                              LANESBOROUGH BERKSHIRE MALL WILSONS, INC.

                              LANSING MALL WILSONS, INC.

                              LAREDO WILSONS, INC.

                              LAUREL MALL WILSONS, INC.

                              LAYTON HILLS WILSONS, INC.

                              LEOMINSTER WILSONS, INC.

                              LIBERTY TREE MALL WILSONS, INC.

                              LINDALE WILSONS, INC.

                              LIVINGSTON MALL WILSONS, INC.

                              LONG BEACH WILSONS, INC.

                              LONG RIDGE WILSONS, INC.

                              MACHESNEY WILSONS, INC.

                              MACON MALL WILSONS, INC.

                              MADISON SQUARE WILSONS, INC.

                              MAIN PLACE WILSONS, INC.

                              MAINE MALL WILSONS, INC.

                              MALL AT 163RD ST. WILSONS, INC.

                              MARLEY STATION WILSONS, INC.

                              MENLO PARK WILSONS, INC.

                              MERIDEN SQUARE WILSONS, INC.

                              METRO WILSONS, INC.

                              MIDLAND MALL WILSONS HOUSE OF SUEDE, INC.

                              MIDLAND MALL WILSONS, INC.

                              MID-RIVERS BERMANS, INC.

                              MILITARY CIRCLE WILSONS, INC.

                              MISSION VALLEY WILSONS, INC.

                              MONROEVILLE WILSONS, INC.

                              MONTCLAIR WILSONS, INC.

                              MONTEBELLO WILSONS, INC.

                              NANUET TANNERY WEST, INC.

                              NATICK MALL WILSONS, INC.

                              NESHAMINY WILSONS, INC.

                              NEWBURGH MALL WILSONS, INC.

                              NEWPORT CITY WILSONS, INC.

                              NORTHGATE WILSONS, INC.

                              NORTH COUNTY FAIR TANNERY WEST, INC.

                              NORTH EAST WILSONS, INC.

                              NORTH DARTMOUTH WILSONS, INC.

                              NORTHGATE-DURHAM WILSONS, INC.

                              NORTHPOINT WILSONS, INC.

                              NORTHSHORE WILSONS, INC.

                              NORTHTOWN WILSONS, INC.

                              OAKRIDGE WILSONS, INC.

                              OAKVIEW WILSONS, INC.

                              OAKWOOD WILSONS, INC.

                              OCEAN COUNTY WILSONS, INC.

                              OLD CAPITAL CENTER WILSONS, INC.

                              ONODAGA COUNTY REASONS, INC.

                              ORLAND SQUARE WILSONS, INC.

                              ORLANDO FASHION WILSONS, INC.

                              PARADISE VALLEY MALL WILSONS, INC.

                              PARAMUS PARK WILSONS, INC.

                              PARK CITY WILSONS, INC.

                              PARK LANE WILSONS, INC.

                              PARK PLAZA WILSONS, INC.

                              PARKERSBURG WILSONS, INC.

                              PARKWAY PLAZA WILSONS, INC.

                              PARMATOWN WILSONS, INC.

                              PEACHTREE MALL WILSONS, INC.

                              PENTAGON CITY TANNERY WEST, INC.

                              PHEASANT WILSONS, INC.

                              PHILADELPHIA GALLERY WILSONS, INC.

                              PHILLIPSBURG WILSONS, INC.

                              PITTSBURGH WILSONS, INC.

                              PORTAGE WILSONS, INC.

                              POUGHKEEPSIE GALLERIA WILSONS, INC.

                              RACEWAY WILSONS, INC.

                              RANDHURST WILSONS, INC.

                              RD. SQUARE WILSONS, INC.

                              RIDGEDALE TANNERY WEST, INC.

                              RIVERCHASE WILSONS, INC.

                              RI-WARWICK WILSONS HOUSE OF SUEDE, INC.

                              ROANOKE WILSONS, INC.

                              ROCKAWAY TANNERY WEST, INC.

                              ROCKINGHAM PARK WILSONS, INC.

                              ROGUE VALLEY WILSONS, INC.

                              ROOSEVELT FIELD TANNERY WEST, INC.

                              ROOSEVELT FIELD WILSONS, INC.

                              ROSS PARK WILSONS, INC.

                              RUSHMORE MALL WILSONS, INC.

                              SACRAMENTO WILSONS, INC.

                              SALISBURY CENTRE WILSONS, INC.

                              SALMON RUN WILSONS, INC.

                              SAN LEANDRO WILSONS, INC.

                              SANDUSKY MALL WILSONS, INC.

                              SANTA ANITA WILSONS, INC.

                              SANTA MARIA WILSONS, INC.

                              SANTA ROSA WILSONS, INC.

                              SAWGRASS MILLS BERMANS OUTLET, INC.

                              SCOTTSDALE FASHION WILSONS, INC.

                              SERRAMONTE WILSONS, INC.

                              SHERWOOD WILSONS, INC.

                              SHOPPINGTOWN WILSONS, INC.

                              SIERRA VISTA WILSONS, INC.

                              SMITH HAVEN TANNERY WEST, INC.

                              SMITH HAVEN WILSONS, INC.

                              SNYDER LEATHER OF WARWICK, RI, INC.

                              SOLANO MALL WILL

                              SOUTH HILL (WA) WILSONS, INC.

                              SOUTH HILLS WILSONS, INC.

                              SOUTH SQUARE WILSONS, INC.

                              SOUTHERN HILLS WILSONS, INC.

                              SOUTHLAKE WILSONS, INC.

                              SOUTHWEST PLAZA WILSONS, INC.

                              SPOTSYLVANIA WILSONS, INC.

                              SPRING HILL WILSONS, INC.

                              SQUARE ONE WILSONS, INC.

                              STATEN ISLAND WILSONS, INC.

                              STEEPLEGATE WILSONS, INC.

                              STEINWAY STREET WILSONS, INC.

                              STONERIDGE TANNERY WEST, INC.

                              STONEWOOD WILSONS, INC.

                              STRATFORD SQUARE WILSONS, INC.

                              ST. CHARLES WILSONS, INC.

                              ST. LAURENCE CENTER WILSONS, INC.

                              SWANSEA WILSONS, INC.

                              TACOMA WILSONS, INC.

                              TAYLOR TOWNSHIP WILSONS, INC.

                              THE OAKS WILSONS, INC.

                              TOUHY AVENUE PELLE CUIR, INC.

                              TOWN CENTER WILSONS, INC.

                              TOWNE EAST WILSONS, INC.

                              TRUMBULL PARK WILSONS, INC.

                              TUCSON MALL WILSONS, INC.

                              TWELVE OAKS TANNERY WEST, INC.

                              TYLER MALL WILSONS, INC.

                              TYLER WILSONS, INC.

                              UNIVERSITY MALL WILSONS, INC.

                              VALLEY WEST WILSONS, INC.

                              VANCOUVER WILSONS, INC.

                              VICTOR VALLEY WILSONS, INC.

                              WAYNE COUNTY WILSONS, INC.

                              WEST COVINA WILSONS, INC.

                              WESTLAND-DETROIT WILSONS, INC.

                              WESTMINSTER (COLO.) WILSONS, INC.

                              WHITE PLAINS GALLERIA WILSONS, INC.

                              WILLOWBROOK WILSONS, INC.

                              WILSONS HOUSE OF SUEDE, INC.

                              WILSONS TANNERY WEST, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF ARLINGTON, VA, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF BETHESDA, MD, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF COLUMBIA, MD, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF DALE CITY, VA, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF DENVER, CO, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF FAIRFAX, VA, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF FARMINGTON, CT, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF GAITHERSBURG, MD, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF KING OF
                              PRUSSIA, PA, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF LANDOVER, MD, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF MCLEAN, VA, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF NASHVILLE, TN, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF OWINGS, MD, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF SPRINGFIELD, VA, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF STAMFORD, CT, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF ST. LOUIS, MO, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF TOWSON, MD, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF WILLOW GROVE, PA, INC.

                              WILSONS/GEORGETOWN LEATHER DESIGN OF WOODBRIDGE, NJ. INC.

                              WOODBRIDGE MALL WILSONS, INC.

                              YAKIMA WILSONS, INC.

                              YORK MALL WILSONS, INC.

                              YUBA CITY WILSONS, INC.



                              By:__________________________

                              Name:________________________


                              The authorized officer of
                              each of the foregoing corporations